WAYNE HUMMER MONEY FUND TRUST

PHOTO OF: DAVID P. POITRAS


                                   Semi-Annual
                              Financial Statements



                               September 30, 1998
                                   (Unaudited)

Dear Fellow Shareholder:

We are pleased to present the semi-annual financial statements of the Wayne Hummer Money Fund Trust (the "Fund") for the period ended September 30, 1998. Net assets under management at the end of the year totaled $307,248,351, an increase of 3% in six months. Since its inception, the Fund has continued to meet its objectives of liquidity and stability, which are the most important considerations of short-term investing.

The seven-day average yield on the Fund's portfolio for the period ended September 30, 1998, was 4.86%; if dividends were reinvested the effective yield was 4.96%. Since these figures represent historical data, future yields may be higher or lower.

Since the Fund's objective is preservation of capital and maintenance of liquidity, we do not purchase investments that we perceive to be risky or potentially volatile. The Fund invests in high-quality, short-term securities; takes no currency risks; does not enter into speculative derivative transactions and uses only money market indexed floating or variable rate securities. We also pay close attention to the maturity structure, credit quality, diversification, and market price exposure of the Fund's portfolio.

As you know, the Fund provides a vehicle for earning a yield on investments which reflects changes in current rates. Additionally, the Fund offers convenient services such as automatic monthly purchases and check writing privileges. You can make investing easy by having your social security checks sent directly to the Fund, or you can have money deducted directly from your checking account, savings or payroll check. Your Wayne Hummer Investment Executive will be happy to assist you and answer any questions.

We appreciate your continued support of the Fund and ask that you call or write us if you have any questions about the Fund or your account.

Sincerely,




David P. Poitras
President
Wayne Hummer Money Fund Trust

An investment in the Fund is not a deposit or obligation of or guaranteed or insured by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, or any other agency. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                                  FUND OVERVIEW

Established in 1982, the primary objective of the Wayne Hummer Money Fund Trust (the "Fund") is to maximize current income while preserving capital and maintaining liquidity. The Fund is an excellent vehicle for short-term cash management and for investors who need stability of principal. The Fund seeks to maintain a stable $1.00 net asset value per share at all times, although there is no guarantee that we will be able to do so.

The Fund's prospectus contains detailed information about permissible investments.

                       SERVICES AVAILABLE TO SHAREHOLDERS



SOCIAL SECURITY DIRECT DEPOSIT PLAN
Instead of receiving a monthly check or sending it to your bank, you may use the Wayne Hummer Money Fund Trust to directly deposit your social security benefits. You can easily access the money you need, while the rest continues to earn dividends. Contact your Wayne Hummer Investment Executive for complete details.

PAYROLL DIRECT DEPOSIT PLAN
You may authorize your employer to deduct a specified amount from your payroll check to purchase additional shares of the Fund. Complete details are available from the Fund or your Wayne Hummer Investment Executive.

SYSTEMATIC INVESTMENT PLAN
What better way to start early and save regularly than with a Systematic Investment Plan. You may have subsequent purchases invested automatically each month. Your bank can send money from your bank account to the Fund. Request an application with full details from your Investment Executive or call the Fund directly.

IRA OR RETIREMENT PLANS
Shares of the Wayne Hummer Money Fund Trust are a suitable addition to your IRA or pension plan. Contact your Wayne Hummer Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

CHECKWRITING PRIVILEGES
After completing a request for checkwriting privileges, you may write checks in any amount from $500 to $250,000. Your full investment in the Trust will continue to earn dividends until your check is presented to our bank for collection. A checkwriting authorization card will be sent to you upon request.

INTERNET ADDRESS: WWW. WHUMMER.COM
Those who enjoy using the computer to access information will find the prospectus and current rates for the Fund, along with information on the other Wayne Hummer Funds, on our website. Other services available through Wayne Hummer Investments LLC are also on-line.

STATEMENT OF ASSETS AND LIABILITIES


                             September 30,
                                  1998       March 31,
                               (Unaudited)      1998
                               -----------   ----------

Assets
--------------------------------------------------------------------------------
Investments, at amortized cost $307,265,714 $297,654,812
Cash....................            438,286      190,810
Interest receivable.....          1,142,098   1,559,498
Prepaid expenses........             34,210      25,739
Insurance deposit.......             18,775      18,775
                                  ---------     ---------
    Total assets........        308,899,083 299,449,634

Liabilities and Net Assets
--------------------------------------------------------------------------------
Investment purchase payable       1,031,136           0
Dividends payable.......            407,483     354,875
Due to Wayne Hummer
   Management Company...            124,698     124,642
Accounts payable........             87,415      61,786
                                  ---------     ---------
     Total liabilities..          1,650,732     541,303
                                  ---------     ---------

Net assets applicable to
   Shares outstanding,
   equivalent to $1.00
   per Share............       $307,248,351  $298,908,331
                               ============  ============

STATEMENT OF OPERATIONS

                                   Six months ended
                                     September 30,   Year ended
                                         1998         March 31,
                                     (Unaudited)        1998
                                     -----------     ----------
Interest income.........             $8,360,123    $14,878,924

Expenses:
  Management fee........                744,091     1,311,192
  Transfer agent fees...                 78,000       153,300
  Shareholder service agent fees         74,000       136,200
  Custodian fees........                 31,800        57,500
  Professional fees.....                 28,343        51,300
  Registration costs....                 26,717        54,934
  Printing costs........                 23,076        37,497
  Portfolio accounting fees              12,621        24,602
  Insurance costs.......                 12,600        23,434
  Trustee fees..........                 10,800        19,400
  Other.................                  7,200        14,364
                                      ---------     ---------
    Total expenses......              1,049,248     1,883,723
                                      ---------     ---------
Net increase in net assets
  resulting from operations.......   $7,310,875   $12,995,201
                                      =========    ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    Six months ended     Year ended
                                                                                   September 30, 1998     March 31,
                                                                                       (Unaudited)          1998
Operations:
  Net investment income........................................................      $ 7,310,875       $ 12,995,201
Dividends to Shareholders from net investment income...........................       (7,310,875)       (12,995,201)
Capital Share transactions (dollar amounts and number of Shares are the same):
  Proceeds from Shares sold....................................................      380,825,049        718,943,118
  Shares issued upon reinvestment of dividends ................................        7,026,343         12,464,847
                                                                                      ----------         ----------
                                                                                     387,851,392        731,407,965
  Less payments for Shares redeemed............................................     (379,511,372)      (670,737,510)
                                                                                      ----------         ----------
  Increase due to Capital Share transactions...................................        8,340,020         60,670,455
Net assets at beginning of the period..........................................      298,908,331        238,237,876
                                                                                      ----------         ----------
Net assets at end of the period................................................     $307,248,351       $298,908,331
                                                                                      ==========         ==========

FINANCIAL HIGHLIGHTS
(For a Share outstanding throughout each period)


                                         Six months ended
                                        September 30, 1998                 Year ended March 31,
                                            (Unaudited)      1998          1997           1996           1995
                                            -----------------------------------------------------------------
Net asset value, beginning of period.......  $ 1.00         $ 1.00        $ 1.00         $ 1.00         $ 1.00

Income from investment operations:
  Net investment income....................    0.02           0.04          0.04           0.05           0.04
  Less dividends from investment income  ..   (0.02)         (0.04)        (0.04)         (0.05)         (0.04)
                                              ------         ------        ------         ------         ------
Net asset value, end of period.............    1.00         $ 1.00        $ 1.00         $ 1.00         $ 1.00
                                              ======         ======        ======         ======         ======
Total return...............................    2.49%          5.07%         4.80%          5.18%          4.24%(b)

Ratios and Supplementary Data
  Net assets, end of period ($000's)....... 307,248        298,908       238,238        226,273        155,248
  Ratio of total expenses to average
  net assets                                0.71%(a)         0.72%         0.74%          0.79%          0.80%
  Ratio of net investment income to average
  net assets                                4.93%(a)         4.96%         4.70%          5.04%          4.16%

Notes to Financial Highlights:

(a) Determined on an annualized basis.
(b) The total return includes the effect of the capital contribution of $0.0011 per Share from Wayne Hummer Investments LLC. The return without the capital contribution would have been 4.12%.

PORTFOLIO OF INVESTMENTS
COMMERCIAL PAPER (65.58%)                       Value
-------------------------                       --------
BANKING (6.13%)
Bank of New York
  5.58%, 10/05/98                           $ 2,963,188
J.P. Morgan & Co., Inc.
  5.47% - 5.61%, 12/11/98                     5,293,015
NationsBank Corp.
  5.67%, 02/01/99                             4,906,213
Northern Trust Corporation
  5.59%, 11/04/98                             5,670,499
                                              ---------
                                             18,832,915
BROKERAGE (3.96%)
Merrill Lynch & Co., Inc.
  5.59% - 5.61%, 10/07/98 - 11/12/98         12,157,579

BUSINESS FINANCE (17.55%)
Ford Motor Credit Co.
  5.52% - 5.61%, 10/08/98 - 11/20/98          9,437,792
General Electric Capital Corp.
  5.15% - 5.65%, 10/28/98 - 01/27/99          4,791,917
GE Credit Cap. Services of Puerto Rico, Inc.
  5.60% - 5.65%, 10/20/98 - 01/07/99          5,675,389
J.C. Penney Funding Corp.
  5.59% - 5.60%, 10/09/98 - 11/05/98         14,562,062
National Rural Utilities
Cooperative Finance Corp.
  5.59% - 5.60%, 10/15/98 - 10/29/98          8,474,334
TECO Finance Inc.
  5.56% - 5.61%, 10/08/98 - 11/05/98         10,966,871
                                              ---------
                                             53,908,365
CHEMICALS (5.83%)
DuPont (E.I.) de Nemours & Co.
  5.57% - 5.59%, 10/21/98 - 11/10/98         11,175,059
Nalco Chemical Company
  5.61%, 11/19/98                             6,749,187
                                              ---------
                                             17,924,246
ELECTRIC AND GAS UTILITIES (10.02%)
Duke Energy Corporation
  5.58% - 5.59%, 10/16/98 - 11/13/98         10,949,290
LG&E Capital Corp.
  5.49% - 5.53%, 12/10/98                    11,033,314
LaClede Gas Co.
  5.53% - 5.57%, 10/09/98 - 11/02/98          8,796,056
                                              ---------
                                             30,778,660
INSURANCE (1.98%)
Marsh & McLennan Companies
  5.53% - 5.67%, 12/10/98 - 02/22/99          6,098,484


OIL AND GAS  (5.95%)
Chevron Transport Corp.
  5.58% - 5.63%, 10/02/98 - 11/20/98        $14,308,279
Equitable Resources Inc.
  5.38%, 11/06/98                             3,978,880
                                              ---------
                                             18,287,159
PERSONAL FINANCE (9.31%)
American Express Credit Co.
  5.61%, 11/18/98                             2,655,419
American General Finance Corp.
  5.56% - 5.59%, 10/09/98 - 11/09/98          8,403,335
Associates Financial Services Co. of Puerto Rico
  5.59% - 5.60%, 10/05/98 - 10/06/98          6,395,770
Commercial Credit Co.
  5.61%, 10/28/98                             2,942,788
Commoloco, Inc.
  5.66%, 02/12/99                             2,228,680
Norwest Financial Inc.
  5.60%, 11/05/98                             5,967,975
                                              ---------
                                             28,593,967
MISCELLANEOUS (4.85%)
Avnet Inc.
  5.58% - 5.61%, 10/09/98 - 11/16/98          6,113,704
Snap-On Inc.
  5.60%, 10/06/98 - 10/22/98                  8,783,487
                                              ---------
                                             14,897,191
                                              ---------
TOTAL COMMERCIAL PAPER                      201,478,566
                                              ---------

BANKERS ACCEPTANCE (7.15%)
---------------------------

Key Bank U.S.A., N.A.
  5.29% - 5.58%, 10/27/98 - 03/09/99          7,912,969
Sun Trust Bank, Atlanta, GA
  5.57% - 5.58%, 10/16/98 - 10/26/98         14,062,478
                                              ---------
TOTAL BANKERS ACCEPTANCES                    21,975,447
                                              ---------


U.S. GOVERNMENT AGENCY NOTES (8.50%)
------------------------------------

MORTGAGE-BACKED SECURITIES (2.32%)
Federal Home Loan Mortgage Corporation
  5.589% - 5.913%, 10/01/98 - 07/01/99        6,119,321
Federal National Mortgage Association
  5.787% - 5.92%, 01/01/99 - 08/01/99         1,014,562
                                              ---------
                                              7,133,883
                                              ---------


                                                Value
                                              ---------
OTHER (6.18%)
Federal Home Loan Banks
  5.625% - 5.75%, 01/14/99 - 08/27/99       $ 2,998,312
Federal Home Loan Banks (a)
  5.01%, 10/01/98 - 10/07/98                  1,999,989
Federal Home Loan Mortgage Corp.
  5.48%, 10/14/98                               500,203
Federal National Mortgage Association
  5.49% - 5.787%, 10/13/98 - 12/10/98        12,905,448
Student Loan Marketing Association (a)
  5.29%, 10/06/98                               500,000
Other
  5.06%, 02/04/1999                              62,902
                                              ---------
                                             18,966,854
                                              ---------
TOTAL U.S. GOVERNMENT AGENCY NOTES           26,100,737
                                              ---------

CORPORATE AND BANK NOTES (18.78%)
---------------------------------
BANKING (11.72%)
Bank One, Milwaukee, WI
  5.65%, 2/26/1999                              999,612
First National Bank of Chicago
  5.58%, 01/20/99                             5,000,000
First USA Bank, Wilmington
  5.548%, 01/15/99                              500,203
Harris Trust & Savings Bank, Chicago, IL
  5.42% - 5.55%, 10/23/98 - 12/04/98         14,999,959
LaSalle National Bank, Chicago, IL
  5.40% -5.56%, 11/06/98 - 01/19/99          11,450,000
J.P. Morgan & Co., Inc.
  5.546% - 5.824%, 11/15/98                   3,072,711
                                              ---------
                                             36,022,485

MISCELLANEOUS  (7.06%)
Associates Corp. of North America
  5.324% - 5.84%, 11/15/98 - 09/17/99       $ 6,067,974
AT & T Corporation
  5.74% - 5.99%, 02/01/99 - 05/01/99          3,263,076
Consolidated Natural Gas Company
  5.68% - 5.80%, 10/01/98 - 06/01/99          3,509,400
DuPont (E.I.) de Nemours & Co.
  5.79%, 06/11/99                             1,111,808
General Electric Capital Corp.
  5.758%, 03/10/99                            1,166,061
Merck & Co., Inc.
  5.684%, 12/22/98                            1,009,009
Merrill Lynch & Co., Inc.
  5.756%, 01/15/99                            1,303,252
Norwest Corp.
  5.737%, 11/16/98                            2,999,994
Pitney Bowes Credit Corp.
  5.70%, 07/15/99                             1,257,905
                                             ----------
                                             21,688,479
                                             ----------
TOTAL CORPORATE AND BANK NOTES               57,710,964
                                             ----------

TOTAL INVESTMENTS (100.01%)                 307,265,714
CASH AND OTHER ASSETS, LESS
LIABILITIES (-0.01%)                            (17,363)
                                             ----------
NET ASSETS (100.0%)                        $307,248,351
                                             ==========

Notes to Portfolio of Investments:

(a) Short-term floating rate security. The rates shown are the current rates at September 30, 1998. The dates shown represent the next interest rate change date.

(b) Interest rates represent annualized yield to date of maturity.

(c) For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same. Likewise, carrying value approximates principal amounts.

NOTES TO FINANCIAL STATEMENTS

Organization:
   Wayne Hummer Money Fund Trust (the "Fund") is an open-end management investment company organized as a Massachusetts business trust. It commenced investment operations on April 2, 1982. The Fund may issue an unlimited number of full and fractional units of beneficial interest ("Shares") without par value in one or more series ("Portfolios"). At September 30, 1998, Shares of only one series were outstanding. The investment objective of the Fund is to maximize current income to the extent consistent with preservation of capital and maintenance of liquidity.
1. Significant Accounting Policies
   Security Valuation
   Investments are stated at value. The Fund utilizes the amortized cost method to determine value. In the event that a deviation of 1/2 of 1% or more exists between a Portfolio's $1.00 per Share net asset value and the net asset value as calculated by valuing the Portfolio securities based upon market quotations, if available, or otherwise based upon a matrix system approved by the Board of Trustees, or if there is any other deviation which the Fund believes would result in a material dilution to Shareholders or purchasers, the Board of Trustees of the Fund promptly will consider what action should be taken.
   Security Transactions and Investment Income Security transactions are accounted for on the trade date. Investment income is recorded on the accrual basis and includes amortization of premium and discount on investments.
   Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.
2. Fund Share Valuation and Dividends to Shareholders
   Fund Shares are sold and redeemed on a continuous basis at net asset value. Net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding. Dividends are declared daily and distributed monthly in the form of additional Shares at net asset value unless the Shareholder elects to have dividends paid in cash, in which case they are credited monthly to the Shareholder's brokerage account with Wayne Hummer Investments LLC.
3. Federal Income Taxes
   It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.
4. Transactions with Affiliates
   The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"), and a Distribution Agreement and a Shareholder Service Agreement with Wayne Hummer Investments LLC ("Distributor and Shareholder Service Agent"). The shareholders of the Investment Adviser are the Voting Members of the Distributor and Shareholder Service Agent. For advisory and management services and facilities furnished, the Fund pays fees on a declining annual basis ranging from .50 of 1% on the first $500 million of average daily net assets to .275 of 1% of average daily net assets in excess of $2.5 billion. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1% of average daily net assets on an annual basis. During the period ended September 30, 1998, and the year ended March 31, 1998, the Fund incurred management fees of $744,091 and $1,311,192, respectively.

   For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses. The Fund reimburses the Shareholder Service Agent for the approximate cost of processing Fund Share transactions and maintaining Shareholder accounts.

   Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the period ended September 30, 1998 and the year ended March 31, 1998, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $10,800 and $19,400, respectively.

BOARD OF TRUSTEES

Philip M. Burno
Chairman

Steven R. Becker
Charles V. Doherty
Joel D. Gingiss
Patrick B. Long
Eustace K. Shaw

GRAPHIC: MEMBER OF 100% NO-LOAD (TM) MUTUAL FUND COUNCIL

LOGO: WH Wayne Hummer Investments, LLC
This brochure must be preseded or accompanied by a current prospectus of the Wayne Hummer Money Fund.

300 SOUTH WACKER
CHICAGO, ILLINOIS
60606-6607

1.800.621.4477 (TOLL-FREE)
(312) 431.1700 (LOCAL)

200 E. WASHINGTON STREET
APPLETON, WISCONSIN
54911-5468

1.800.678.0833 (TOLL-FREE)
(414) 734.1474 (LOCAL)
www.whummer.com

WAYNE HUMMER MONEY FUND TRUST

                        Semi-Annual Financial Statements
                               September 30, 1998
                                  (Unaudited)
WAYNE HUMMER
MONEY FUND TRUST
300 South Wacker Drive
Chicago, IL  60606-6607